UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2021

Easterly Government Properties, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW, Suite 775 North, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

_____

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth below under Item 5.07 of this Current Report on Form 8-K (this “Current Report”), on May 18, 2021, the stockholders of Easterly Government Properties, Inc., a Maryland corporation (the “Company”), voted at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to approve an amendment (the “Bylaw Amendment”) to the Amended and Restated Bylaws of the Company (as amended, our “bylaws”) to allow stockholders the right to amend our bylaws by a vote of the majority of votes cast at a meeting of stockholders duly called and at which a quorum is present.  The Bylaw Amendment became effective upon approval by the stockholders at the Annual Meeting.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

As discussed under Item 5.03 of this Current Report, the Company held the Annual Meeting on May 18, 2021, at which the stockholders voted on the proposals as follows:

Proposal No. 1: The election of eight director nominees, each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Darrell W. Crate	56,770,570	9,882,049	102,124	5,665,343
William C. Trimble, III	65,927,696	729,218	97,830	5,665,342
Michael P. Ibe	60,483,647	6,171,960	99,136	5,665,343
William H. Binnie	64,228,496	2,425,207	101,039	5,665,344
Cynthia A. Fisher	64,333,554	2,325,889	95,300	5,665,343
Scott D. Freeman	65,907,538	745,979	101,225	5,665,344
Emil W. Henry, Jr.	62,790,148	3,859,830	104,765	5,665,343
Tara S. Innes	65,889,109	768,747	96,889	5,665,341

Proposal No. 2: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
65,373,079	1,165,568	216,090	5,665,349

Proposal No. 3: Approval of the Bylaw Amendment.

For	Against	Abstain	Broker Non-Votes
66,513,716	80,037	160,990	5,665,343

Proposal No. 4: Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
70,573,890	1,714,970	131,226

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1	Second Amendment to Amended and Restated Bylaws of Easterly Government Properties, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: May 20, 2021